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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 15, 1998



                           MCII HOLDINGS (USA), INC.
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             (Exact name of Registrant as specified in its charter)




     DELAWARE                      333-08871                      86-0830781
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  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                               Identification
  incorporation)                                                   Number)



  10 EAST GOLF ROAD, DES PLAINES, ILLINOIS                            60016
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  (Address of principal executive offices)                          (Zip Code)


                                 (847) 299-9900
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS

     During the course of the Registrant's review of its 1997 financial statements, the Registrant identified items that were not properly accounted for in its 1997 quarterly reports. Those items principally included charges to inventories and receivables at the Registrant's U.S. parts subsidiary, Universal Coach Parts, Inc., expensing previously capitalized start-up costs incurred in 1997 related to the development of the Registrant's new line of coaches and properly converting the financial statements of the Registrant's Mexican coach subsidiary, Dina Autobuses, S.A. de C.V., to U.S. generally accepted accounting principles. Because the charges affected the financial statements contained in each of the Registrant's three previously filed 1997 quarterly reports, the Registrant will restate its financial statements for those periods.

     Accordingly, attached hereto as Schedule I is restated consolidated income statement information for each of the three previously reported 1997 quarterly periods. The Registrant will file an amendment to its Reports on Form 10-Q for the quarterly periods ended March 31, 1997, June 30, 1997 and September 30, 1997 with restated financial statements as soon as practicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

         Schedule I   - Restated Consolidated Income Statement Information








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MCII HOLDINGS (USA), INC.,
                                           a Delaware corporation



Date: April 15, 1998                       By: /s/ Guillermo Kareh Aarun
                                               -------------------------
                                           Name:   Guillermo Kareh Aarun
                                           Title:  Director, Chief Executive
                                                   Corporate Officer and
                                                   Secretary








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                           MCII Holdings (USA), Inc.
                                   Schedule I
               Restated Consolidated Income Statement Information
                                 (000 omitted)

                                  First Quarter                Second Quarter                 Third Quarter

                            As Reported  As Restated     As Reported    As Restated    As  Reported   As Restated

1997

Revenues                     $178,835       $174,637       $190,190       $185,790       $132,676       $135,303

Operating Income               19,592         16,645         21,550         22,501          7,057          8,191

Income Before Taxes            14,915         12,513         16,222         16,791          5,469          5,134


Income from
   Continuing Operations     $  8,324       $  7,739       $  8,341       $  9,429       $  1,185       $  4,754

1996

Revenues                     $144,185       $144,017       $180,357       $179,666       $126,307       $127,916

Operating Income                7,863          8,863         21,824         24,873          8,271         10,745

Income Before Taxes             5,270          5,491         18,057         21,885          5,274          8,705

Income from
   Continuing Operations     $  3,272       $  2,984       $  9,960       $  9,397       $  6,713       $  6,240
